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                                                                   Exhibit 10.14


                                   OurPet's

                                    Company

                                PROMISSORY NOTE
                                ---------------

$_$150,000                                                Date: Aug. 1/st/, 2000


For value received, the undersigned, OurPet's Company, (the "Borrower"), at 1300 East Street, Fairport Harbor, Ohio, 44077, promises to pay to the order of Beachcraft Limited Partnership, (the "Lender"), at Rt. 1, Box 1330, PO Box 280, Cookville, TX. 75558 (or at such other place as the Lender may designate in writing) the sum of $150,000 with interest from August 1, 2000, on the unpaid principal at the rate of 10,00% per annum.

The principal shall be payable in full with one installment of $150,000 plus interest, on February 1/st/, 2000.

The Lender shall receive one quarter warrant [1/4] three-year warrant exercisable at $1.25/share for each $1.00 loaned for every 6 month the loan is active. The effective date of these warrants will be August 1, 2000.

If the Lender agrees in writing no later than January 31, 2000 that this note can be extended, the loan extension time period will be determined by the Borrower.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

If the installment is not paid, in full, when due, the remaining unpaid balance and accrued interest shall become due immediately at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the due date with no prepayment penalty.

If the payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

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If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

2)   the filing of bankruptcy proceedings involving the Borrower as a Debtor:

3)   the application for appointment of a receiver for the Borrower,

4) the making of a general assignment for the benefit of the Borrower's creditors:

5)   the insolvency of the Borrower;

6) the misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.


The Lender understands that the promissory note described herein is a subordinate debt position to other existing senior debt holders or their successors of OurPet's Company obligations. Currently, these lenders are limited to The Summit Business Capital, and the Small Business Administration.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

The Company shall not effect any such consolidation or merger unless prior to or simultaneously with the consummation thereof the survivor or successor corporation resulting from such consolidation or merger shall assume by written instrument delivered to the Lender all obligations present and due under the terms of the Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Ohio.

Signed this 1st day of August, 2000, at Fairport Harbor, Ohio.

Borrower:
Our Pets

By: /s/ Steven Tsengas
    -----------------------------------------
        Steven Tsengas, President


                                   Witness:

/s/ John G. Murchie
---------------------------------
John G. Murchie